                                                                    Exhibit 99.1


                                NTL EUROPE, INC.

PLEASE READ THIS LETTER CAREFULLY.

      NTL Europe, Inc., a Delaware corporation (the "Company"), has announced a mandatory redemption on the close of business on December 31, 2003 (the "Redemption Date") of approximately 380,000 of the Company's issued and outstanding shares of 10% Fixed Coupon Redeemable Preferred Stock, Series A (the "Preferred Stock"), par value $.01 per share (the "Shares"), an amount equal to approximately 5.5% of the issued and outstanding shares of Preferred Stock (the "Redemption"), in accordance with the Company's Amended and Restated Certificate of Incorporation, as currently filed with the Secretary of State of the State of Delaware (the "Charter"). The Shares will be redeemed from the holders of the Preferred Stock on a pro rata basis in accordance with their pro rata ownership of the total issued and outstanding shares of Preferred Stock. Upon the Redemption, each Share will be redeemed for the redemption price of $50.00, for an aggregate redemption price of approximately Nineteen Million Dollars ($19,000,000) (the "Redemption Price") for all of the Shares subject to redemption. Since the Company is paying a dividend on the preferred stock on December 31, 2003, there will be no accrued dividends on the Preferred Stock as of the date of redemption. No fractional shares will be redeemed in the Redemption and in instances where the Redemption would result in a stockholder becoming the holder of a fractional interest in a share of Preferred Stock, the number of shares of the Preferred Stock redeemed from such stockholder will be rounded up to the nearest whole share of Preferred Stock. Payment of the Redemption Price will be made on or after the Redemption Date upon presentation and surrender of the Shares subject to the Redemption. From and after December 31, 2003, dividends will cease to accrue on the Shares. All rights with respect to the Shares subject to the redemption, other than the rights of the holders to receive the Redemption Price, upon surrender of their Shares, will cease and terminate on the Redemption Date. Continental Stock Transfer & Trust Company has been appointed paying agent (the "Paying Agent") for the Company.

In order to receive your pro rata portion of the Redemption Price, you must complete, date, sign and return this Letter of Transmittal to Continental Stock Transfer and Trust Company (the "Exchange Agent") at the address listed below, along with all of your certificates representing your pro rata portion of the Shares. Any person holding more than one certificate representing its pro rata portion of the Shares must surrender all such certificates registered in such person's name in order to receive a its pro rata portion of the Redemption Price to which such person is entitled. Please return your certificates by mail, hand delivery or overnight delivery to:

                  Continental Stock Transfer and Trust Company
                         Attention: Reorganization Dept.
                                17 Battery Place
                            New York, New York 10004

  IF ANY OF YOUR CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, CHECK HERE AND NOTIFY THE EXCHANGE AGENT AT (212) 509-4000, EXT. 536. THEY WILL ADVISE YOU OF THE REQUIREMENTS FOR DELIVERING YOUR SHARES AND RECEIVING YOUR PRO
                     RATA PORTION OF THE REDEMPTION PRICE.

(IF ADDITIONAL SPACE IS NEEDED, PLEASE COMPLETE SEPARATE LETTERS OF TRANSMITTAL)

                 NOTICE OF REDEMPTION AND LETTER OF TRANSMITTAL

                TO ACCOMPANY CERTIFICATE(S) OF PREFERRED STOCK OF
                                NTL EUROPE, INC.

                             SURRENDERED PURSUANT TO
                              A PARTIAL REDEMPTION

                              THE PAYING AGENT IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

       BY MAIL:               FOR INFORMATION CALL:        BY HAND/OVERNIGHT
  17 BATTERY PLACE          (212) 509-4000, EXT. 536            CARRIER:
 NEW YORK, NY 10004                                         17 BATTERY PLACE
ATTN: REORGANIZATION                                       8TH FLOOR DELIVERY
     DEPARTMENT                                                  WINDOW
                                                           NEW YORK, NY 10004
                                                          ATTN: REORGANIZATION
                                                                DEPARTMENT

 DELIVERY OF THIS NOTICE OF REDEMPTION AND LETTER OF TRANSMITTAL TO AN ADDRESS
       OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY


[ ] Check here if your certificate(s) have been lost, stolen or destroyed. See
    Instruction 5.

              DESCRIPTION OF SHARE(S) SURRENDERED - BOX 1
---------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF                         NUMBER OF SHARES
    REGISTERED HOLDER(S)                                FORMERLY
AS APPEARS ON CERTIFICATE(S)      CERTIFICATE         REPRESENTED
  (IF YOU NEED MORE SPACE          NUMBER(S)       BY CERTIFICATE(S)
 ATTACH A LIST AND SIGN THE
           LIST)
---------------------------       -----------      ------------------



                                  TOTAL SHARES

Ladies and Gentlemen:

      NOTICE IS HEREBY GIVEN of the election by NTL Europe, Inc., a Delaware corporation (the "Company"), to redeem at the close of business on December 31, 2003 (the "Redemption Date"), approximately 380,000 of the Company's issued and outstanding shares of 10% Fixed Coupon Redeemable Preferred Stock, Series A (the "Preferred Stock"), par value $.01 per share, (CUSIP 62940R202*) (the "Shares"), an amount equal to approximately 5.5% of the issued and outstanding shares of Preferred Stock (the "Redemption"), in accordance with the Company's Amended and Restated Certificate of Incorporation, as currently filed with the Secretary of State of the State of Delaware (the "Charter"). The Shares will be redeemed on December 31, 2003. The Shares will be redeemed from the holders of the Preferred Stock on a pro rata basis in accordance with their pro rata ownership of the total issued and outstanding shares of Preferred Stock. Each Share will be redeemed for the redemption price of

--------
* CUSIP numbers are included solely for the convenience of the holders of the Shares. The Company is not responsible for the selection or use of the CUSIP number, and makes no representation as to its correctness on the Shares.

$50.00, for an aggregate redemption price of approximately Nineteen Million Dollars ($19,000,000) (the "Redemption Price") for all of the Shares subject to redemption. Since the Company is paying a dividend on the preferred stock on December 31, 2003, there will be no accrued dividends on the Preferred Stock as of the date of redemption. No fractional shares will be redeemed in the Redemption and in instances where the Redemption would result in a stockholder becoming the holder of a fractional interest in a share of Preferred Stock, the number of shares of the Preferred Stock redeemed from such stockholder will be rounded up to the nearest whole share of Preferred Stock. Payment of the Redemption Price will be made on or after the Redemption Date upon presentation and surrender of the Shares subject to the redemption. From and after December 31, 2003, dividends will cease to accrue on the Shares. All rights with respect to the Shares subject to the redemption, other than the rights of the holders to receive the Redemption Price, upon surrender of their Shares, will cease and terminate on the Redemption Date. Continental Stock Transfer & Trust Company has been appointed paying agent (the "Paying Agent") for the Company.

      In accordance with the Company's Charter, the undersigned hereby surrenders to the Paying Agent the certificate(s) listed in Box 1 (the "Certificates"), which represent all of the undersigned Shares to be redeemed for the undersigned's pro rata share of the Redemption Price.

      The undersigned irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificates with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates for cancellation to the stock transfer agent or the Company, together with all accompanying evidence of transfer and authenticity, upon receipt by the Paying Agent as the undersigned's agent of the Redemption Price in respect of each Share formerly represented by the Certificates. The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates and the Certificates being transmitted and the Shares formerly represented thereby are free and clear of all liens, restrictions, claims, charges and encumbrances, and are not subject to any adverse claims. The undersigned hereby acknowledges that the delivery of the enclosed Certificates shall be effected and risk of loss and title to such Certificates shall pass only upon proper receipt thereof by the Paying Agent.

      The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the transfer of the Certificates.

      All authority conferred or agreed to be conferred in this Notice of Redemption and of Letter of Transmittal be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death, incapacity or bankruptcy of the undersigned.

      The undersigned understands that unless otherwise indicated herein, the check for the Redemption Price will be issued in the name(s) of the registered holder(s) appearing under "Description of Share(s) Surrendered" in Box 1. Similarly, unless otherwise indicated herein, the check for the Redemption Price (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing under "Description of Shares(s) Surrendered" in Box 1.

      Unless the appropriate box in Box 2 on the next page is checked, the undersigned is not a foreign person. This information and the undersigned's name, identifying number, address and, if applicable, place of incorporation, as provided in Box 2, are certified to be true under penalties of perjury.

      If any Shares surrendered hereby are registered in different names (e.g., "Jane Doe" or "J. Doe"), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

BOX 2

                                    IMPORTANT

                                    SIGN HERE
                     ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW

                  (OR IF YOU ARE A FOREIGN HOLDER, FORM W-8BEN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))


Dated: _________________, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted therewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -----------------------------------------------------------


Address
       -------------------------------------------------------------------------
                              (Including Zip Code)
                    (Home for individual, office for entity)

[ ] Check here if foreign.       Place of incorporation, if a corporation
                                                                         -------
Daytime Area Code and
Telephone Number
                 ------------
Tax Identification or
Social Security No.              (See Substitute Form W-9 below)
                   ----------

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 4)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)


Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (Including Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Dated:
      --------------------------------------------------------------------------

BOX 3

                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS

                           (See Instructions 4 and 9)

      To be completed ONLY if any checks are to be issued in the name of someone other than the person or persons whose name(s) appear(s) in Box 1 of the Letter of Transmittal or at an address other than that shown in Box 1 of this Letter of Transmittal.

Issue and mail any checks to

(Please Type or Print)

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                 Employer Identification or Social Security No.
                             See Substitute Form W-9

                                  INSTRUCTIONS

Guarantee of Signatures. All signatures of this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15) of the Securities Exchange Act of 1934, as amended, including (as such terms are defined in that Rule): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association) (an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered herewith with the checks are not to be issued in the name of, or delivered to, any person other than the registered holder(s) or (b) such Shares are surrendered for the account of an Eligible Institution. A verification by a notary public is not acceptable. See Instruction 4.

Delivery of Letter of Transmittal. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. Certificates for all physically tendered Shares, as well as this Letter of Transmittal properly completed and duly executed (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at its address set forth on the front page of this Letter of Transmittal.

      The method of delivery of this Letter of Transmittal, Certificates, and all other documents is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, it is recommended that such Certificates and documents be sent by registered mail, properly insured, with return receipt requested.

Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and notation of the number of Shares formerly represented by the Certificate(s) should be listed on a separate schedule attached hereto.

Signatures on Letter of Transmittal, Stock and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates, without alteration, enlargement or any change whatsoever.

      If any of the Shares surrendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, no endorsements of the Certificates or separate stock powers are required, unless checks are to be issued in the name of, or delivered to, any person other than such registered holder(s). If checks are to be issued in the name of, or delivered to, any person other than the registered holder(s) of the Certificates, all signatures on the Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates, the Certificates must be endorsed or accompanied by appropriate stock powers and, in either case, signed exactly as the names of the registered holder(s) appear on the Certificates. Signatures of any such person on any of the Certificates or any stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      If this Letter of Transmittal or any Certificate or stock power is signed by a Trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

Lost Stock Certificates. You will not receive your check unless and until you deliver this Letter of Transmittal properly completed and duly executed to the Paying Agent, together with the Certificate(s) evidencing your Shares and any accompanying evidence of authority. If your Certificates have been lost, stolen, misplaced or destroyed, check the box on the front of this form, return it to the Paying

Agent and await further instructions about signing an affidavit and/or the posting of a bond or an indemnity undertaking.

Request for Assistance or Copies. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at any of its addresses listed on the front cover of this Letter of Transmittal or by calling (212) 509-4000, ext. 536.

Substitute Form W-9. The surrendering stockholder (or other payee) is required to provide his broker with a current Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether the surrendering stockholder (or other payee) is subject to backup withholding of federal income tax. If a surrendering stockholder (or other payee) has been notified by the Internal Revenue Service that he is subject to backup withholding, he must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder (or payee) to 28% federal income tax withholding on the payment of the Redemption Price. If the surrendering stockholder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he would write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. A surrendering stockholder (or other payee) that is a foreign person should not complete Substitute Form W-9, but instead such persons should complete the Form W-8BEN, which is being provided to all foreign holders. If you require this Form, please contact the Paying Agent.

Transfer Taxes. If payments in receipt of surrendered Certificates are to be made to any person(s) other than the registered holder(s) of such Certificates, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of such transfer will be deducted from such payments unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Certificates surrendered herewith or funds to cover such stamps to be provided with this Letter of Transmittal.

Special Payment and Delivery Instructions. If any checks are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any checks are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at any address other than that shown in Box 1, then Box 3 (Special Issuance/Delivery Instructions), must be completed. If no such instructions are given, all checks will be issued in the name and sent to the address appearing in Box 1.

                            IMPORTANT TAX INFORMATION

      Under the federal income tax law, a stockholder whose surrendered Shares are accepted for payment is required by law to provide the Paying Agent (as payer) with his correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to the Shares may be subject to backup withholding.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Paying Agent is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments that are made to a stockholder with respect to Shares surrendered pursuant to the Redemption, the stockholder is required to notify the Paying Agent of his correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

                      WHAT NUMBER TO GIVE THE PAYING AGENT

      The stockholder is required to give the Paying Agent the social security number or employee identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 30% of all payments of the Redemption Price until a TIN is provided to the Paying Agent.